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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -----------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 30, 2007
                                                   -----------------------------

                      Banc of America Funding 2007-7 Trust
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             (Exact name of issuing entity as specified in charter)

                       Banc of America Funding Corporation
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                (Exact name of depositor as specified in charter)

                      Bank of America, National Association
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                 (Exact name of sponsor as specified in charter)

       New York                  333-130536-25              56-139-0085
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(State or other jurisdiction of  (Commission File Number   (IRS Employer
incorporation of issuing entity)  of issuing entity)       Identification No. of
                                                           depositor)

214 North Tryon Street, Charlotte, North Carolina          28255
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(Address of principal executive offices)                   (Zip Code)


Depositor's telephone number, including area code             (704) 386-2400
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                                      N/A
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          (Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


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[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated August 30, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer and as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-7 (the "Certificates"), issued on August 30, 2007, including (i) the Class 1-A-R, 1-A-1, 1-A-2, 1-A-3, 2-A-1, 2-A-2, 2-A-3, 3-A-1, 3-A-2, 3-A-3, 3-A-4, 3-A-5,
3-A-6, 3-A-7, 3-A-8, 3-A-9, 3-A-10,  3-A-11,  3-A-12,  3-A-13,  3-A-14,  3-A-15,
3-A-16,  30-IO,  30-PO,  C-A-1,  X-B-1,  X-B-2,  X-B-3,  3-B-1,  3-B-2 and 3-B-3
Certificates (the "Public Certificates"), having an aggregate initial class balance of $618,218,285 and (ii) the Class X-B-4, X-B-5, X-B-6, 3-B-4, 3-B-5 and
3-B-6 Certificates (the "Private Certificates"), having an aggregate initial class balance of $13,553,631.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated August 30, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     The Private Certificates were sold to BAS on August 30, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association ("BANA").

     The mortgage loans underlying the Certificates were (i) originated by BANA or acquired by BANA from various originators pursuant to various underlying sale agreements and are serviced by BANA pursuant to the servicing agreement, dated August 30, 2007, between the Company and BANA, a copy of which is attached as
Exhibit 10.1 or (ii) acquired by BANA from various originators or subsequent purchasers and are serviced by such originators or third-party servicers pursuant to various underlying sale and servicing agreements. Copies of the material underlying sale and servicing agreements with respect to entities that originated and serviced 20% or more of the aggregate unpaid principal balance of any loan group as of the cut-off date are attached as Exhibits 10.2 and 10.3.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated August 30, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1 Underwriting Agreement, dated August 30, 2007, between Banc of America Funding Corporation and Banc of America Securities LLC.
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          4.1  Pooling and  Servicing  Agreement,  dated August 30, 2007,  among
               Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

          4.2 Mortgage Loan Purchase Agreement, dated August 30, 2007, between Banc of America Funding Corporation and Bank of America, National Association.

          10.1 Servicing  Agreement,  dated  August 30,  2007,  between  Banc of
               America  Funding  Corporation  and  Bank  of  America,   National
               Association.

          10.2 (A) Servicing Agreement (Amended and Restated), dated as of July 1, 2003, between Bank of America, National Association and Washington Mutual Bank (as amended).

               (B) Regulation AB Amendment to the Servicing Agreement, dated as of January 1, 2006, between Washington Mutual Bank and Bank of America, National Association.

               (C) Assignment, Assumption and Recognition Agreement, dated August 30, 2006, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Washington Mutual Bank.

          10.3 (A) Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between Bank of America, National Association (as successor in interest to Banc of America Mortgage Capital Corporation) and SunTrust Mortgage, Inc.

               (B) Amendment No. 1, dated as of June 1, 2004, by and between Bank of America, National Association and SunTrust Mortgage, Inc.

               (C) Master Assignment, Assumption and Recognition Agreement, dated September 1, 2004, by and among of Banc of America Mortgage Capital Corporation, SunTrust Mortgage, Inc., Bank of America, National Association and Wachovia Bank, National Association.

               (D) Amendment No. 2, dated as of November 1, 2004, by and between Bank of America, National Association and SunTrust Mortgage, Inc.

               (E) Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between Bank of America, National Association and SunTrust Mortgage, Inc.

               (F) Assignment, Assumption and Recognition Agreement, dated August 30, 2007, among Bank of America, National Association,

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               Banc  of  America   Funding   Corporation,   U.S.  Bank  National
               Association and SunTrust Mortgage, Inc.



                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By: /s/ Scott Evans
                                               -----------------------------

                                            Name: Scott Evans

                                            Title:   Senior Vice President



Date:  August 30, 2007


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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

 Exhibit No.              Exhibit Description                                          Paper (P) or
                                                                                       Electronic (E)

 1.1                      Underwriting Agreement, dated August 30, 2007, between                E
                          Banc of America Funding Corporation and Banc of America
                          Securities LLC.
 4.1                      Pooling and Servicing Agreement, dated August 30, 2007,               E
                          among Banc of America Funding Corporation, Wells Fargo
                          Bank, N.A. and U.S. Bank National Association (including
                          exhibits).
 4.2                      Mortgage Loan Purchase Agreement, dated August 30, 2007,              E
                          between Banc of America Funding Corporation and Bank of
                          America, National Association.
 10.1                     Servicing Agreement, dated August 30, 2007, between Banc              E
                          of America Funding Corporation and Bank of America,
                          National Association.
 10.2(A)                  Servicing Agreement (Amended and Restated), dated as of               E
                          July 1, 2003, between Bank of America, National
                          Association and Washington Mutual Bank (as amended).
 10.2(B)                  Regulation AB Amendment to the Servicing Agreement, dated             E
                          as of January 1, 2006, between Washington Mutual Bank and
                          Bank of America, National Association.
 10.2(C)                  Assignment, Assumption and Recognition Agreement, dated               E
                          August 30, 2006, among Bank of America, National
                          Association, Banc of America Funding Corporation, U.S.
                          Bank National Association and Washington Mutual Bank.
 10.3(A)                  Flow Sale and Servicing Agreement, dated as of February 1,            E
                          2004, by and between Bank of America, National Association
                          (as successor in interest to Banc of America Mortgage
                          Capital Corporation) and SunTrust Mortgage, Inc.
 10.3(B)                  Amendment No. 1, dated as of June 1, 2004, by and between             E
                          Bank of America, National Association and SunTrust
                          Mortgage, Inc.
 10.3(C)                  Master Assignment, Assumption and Recognition Agreement,              E
                          dated September 1, 2004, by and among of Banc of America
                          Mortgage Capital Corporation, SunTrust Mortgage, Inc.,

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                          Bank of America, National Association and Wachovia Bank,
                          National Association.
 10.3(D)                  Amendment No. 2, dated as of November 1, 2004, by and                 E
                          between Bank of America, National Association and SunTrust
                          Mortgage, Inc.
 10.3(E)                  Regulation AB Compliance Addendum to the Flow Sale and                E
                          Servicing Agreement, dated as of January 1, 2006, by and
                          between Bank of America, National Association and SunTrust
                          Mortgage, Inc.
 10.3(F)                  Assignment, Assumption and Recognition Agreement, dated               E
                          August 30, 2007, among Bank of America, National
                          Association, Banc of America Funding Corporation, U.S.
                          Bank National Association and SunTrust Mortgage, Inc.
